UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Invesco Commercial Real Estate Finance Trust, Inc.
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Invesco Commercial Real Estate Finance Trust, Inc.

Proxy

Statement

Notice of 2025 Annual Meeting of Stockholders

Your vote is important: Please vote by using the Internet, the telephone or by signing, dating and returning a proxy card

A letter to our stockholders from the Chair of our Board of Directors

R. Scott Dennis has served as Chair since our formation in 2022

Dear Fellow Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Invesco Commercial Real Estate Finance Trust, Inc. to be held on May 7, 2025 at 1:00 p.m., Central Time, at The Union, 2300 N. Field Street, 8th Floor Boardroom, Dallas, Texas. The Notice of the Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to:

1.  elect the six members of the board of directors named in the enclosed proxy statement to serve as directors until the 2026 annual meeting of stockholders; and

2.  ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Our board of directors unanimously recommends that you vote for each of the proposals to be considered and voted on at the Annual Meeting.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, I urge you to authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the Internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail. Your vote will ensure your representation at the Annual Meeting regardless of whether you attend.

On behalf of the Board of Directors and management, I thank you for your continuing support.

Regards,

R. Scott Dennis Chair

2025 Proxy Statement i

Notice of 2025 Annual Meeting of Stockholders

	Items of business	Board voting recommendation

Date and time	1 To elect six (6) directors to the Board of Directors to hold office until the annual meeting of stockholders in 2026	FOR
Wednesday, May 7, 2025, at 1:00 p.m., Central Time
	2 Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR
Place
2300 N. Field Street Dallas, Texas 75201 8th Floor Boardroom	3 To consider and act upon such other business as may properly come before the meeting or any adjournment thereof

Voting methods

Who can vote

Only holders of record of our common stock as of the close of business on March 19, 2025 are entitled to notice of and to attend and vote at the Annual Meeting and any adjournment or postponement thereof. On March 27, 2025, we mailed to eligible stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our Annual Report via the Internet.

Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning a proxy card. Voting instructions are printed on your Notice. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person at the Annual Meeting.

By order of the Board of Directors,

Tina Carew,

Company Secretary

March 27, 2025

Internet Visit the web site listed on your Notice
Telephone Call the telephone number listed on your Notice
Mail Sign, date and return a requested proxy card
In person Attend the Annual Meeting in Dallas, Texas

ii  Invesco Commercial Real Estate Finance Trust, Inc.

Proposal No. 2 – Ratification of the appointment of independent registered public accounting firm	21

Fees paid to independent registered public accounting firm	22

Pre-approval process and policy	22

Report of the Audit Committee	23

General information regarding the annual meeting	24

Questions and answers about voting your common shares	24

Important additional information	27

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Invesco Commercial Real Estate Finance Trust, Inc. (“Board” or “Board of Directors”) for the Annual Meeting of Stockholders to be held on Wednesday, May 7, 2025, at 1:00 p.m., Central Time. Please review the entire Proxy Statement and the company’s 2024 Annual Report on Form 10-K before voting. In this Proxy Statement, except where the context suggests otherwise, the terms “company,” “we,” “us,” and “our” refer to Invesco Commercial Real Estate Finance Trust, Inc., together with its consolidated subsidiaries, including Invesco Commercial Real Estate Finance Investments, LP, which we refer to as “our operating partnership”; “our adviser” refers to Invesco Advisers, Inc., our external adviser; and “Invesco” refers to Invesco Ltd., together with its consolidated subsidiaries, the indirect parent company of our adviser.

Proxy Statement summary

This summary highlights selected information in this Proxy Statement. Please review the entire Proxy Statement and the company’s Annual Report on Form 10-K for the year ended December 31, 2024 before voting.

Matters for stockholder voting

At this year’s Annual Meeting, we are asking our stockholders to vote on the following matters:

Proposal	Board vote recommendation
1 Election of directors	FOR
2 Ratification of the appointment of PricewaterhouseCoopers LLP for 2025	FOR

1  Invesco Commercial Real Estate Finance Trust, Inc.

Governance highlights

Independence • 4 out of our 7 current directors are independent. • Our Audit Committee is comprised exclusively of independent directors.	Insider trading restrictions • Our insider trading policy prohibits short selling, dealing in publicly-traded options, pledging and hedging or monetization transactions in our equity securities.

Lead Independent Director • We have a lead independent director of our Board, selected by the independent directors. • Serves as liaison between the independent directors and the Chair of the Board.	Board oversight of risk management • Our Board has principal responsibility for oversight of the company’s risk management process and understanding of the overall risk profile of the company.

Executive sessions • The independent directors regularly meet in private without management. • The Lead Independent Director presides at these executive sessions.	Overboarding • All directors serve on the boards of two or fewer public companies.

Board Refreshment • Independent Directors may not stand for election after age 75.

Board practices

•  Our Board annually reviews its effectiveness as a group, with directors participating in one-on-one interviews coordinated by an independent external advisor that reports the results of the annual review to the Board in person.

Accountability • Directors must be elected annually by a plurality of votes cast.

2025 Proxy Statement 2

Proposal	Election of directors

1

Our Board of Directors currently has seven directors, each of whom is serving a term of office that continues until the Annual Meeting in 2025, or until such director’s successor has been duly elected and qualified, or such director is removed from office or such director’s office is otherwise earlier vacated. Beth A. Zayicek, one of our directors, is not seeking re-election this year consistent with her announced upcoming departure as an employee of Invesco Ltd. Our board agreed to reduce its size from seven to six directors effective upon the end of Ms. Zayicek’s service on our board.

The Board has nominated Hubert J. Crouch, R. Scott Dennis, James H. Forson, R. David Kelly, J. Ray Nixon, and Paul E. Rowsey for election as directors of the company for a term ending at the 2026 Annual Meeting, or until such director’s successor has been duly elected and qualified, or such director is removed from office. As previously announced, Mr. Forson will retire from the board effective June 30, 2025. Further information regarding the nominees is shown on the following pages. Each nominee has indicated to the company that the nominee would serve if elected. We do not anticipate that any of our director nominees would be unable to stand for election, but if that were to happen, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Under our Bylaws, at any meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving the affirmative vote of a plurality of the total votes cast with respect to such nominee at the meeting will be elected as a director. If an incumbent nominee for the Board fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

Recommendation of the Board The Board unanimously recommends a vote “FOR” the election to the Board of each of the director nominees.

Vote required: This proposal requires the affirmative vote of a plurality of votes cast at the Annual Meeting. Withheld votes and broker “non- votes”, if any, will have the effect of a vote against the nominees.

3  Invesco Commercial Real Estate Finance Trust, Inc.

Information about director nominees

Director nominees to serve until the 2026 Annual Meeting of Stockholders

R. Scott Dennis Chair Age 66 Qualifications: • Executive leadership • Industry expertise

R. Scott Dennis

Mr. Dennis has served as Chair of our Board of Directors since December 2022. Mr. Dennis has been with Invesco Real Estate, the real estate investment center of Invesco, for more than 32 years. He has served as Chief Executive Officer of Invesco Real Estate since March 2011, and as Chief Executive Officer of Invesco Private Markets since July 2019. He is responsible for the day-to-day strategy, execution and management of Invesco Real Estate’s global real estate business. Prior to becoming Chief Executive Officer of Invesco Real Estate, Mr. Dennis served as co-head of Invesco Real Estate’s North American group and head of its U.S. acquisitions team from 1992 to 2008. Mr. Dennis has served as Chief Executive Officer and Chair of Invesco Real Estate Income Trust Inc. since 2019. Prior to joining Invesco Real Estate, Mr. Dennis served in the investment banking group at Bankers Trust Company, where he was responsible for structuring equity and debt investments on behalf of Bankers Trust Company and its clients. Additionally, Mr. Dennis was with Trammell Crow Company, where he was responsible for investments on behalf of the company’s opportunity funds. He has been directly involved in over $90 billion of real estate investments. Mr. Dennis earned a B.B.A. in Finance and Real Estate from The University of Texas at Austin. Mr. Dennis is a valuable member of our Board of Directors because of his experience overseeing the operations and growth of Invesco Real Estate and his significant investment experience.

Hubert J. Crouch Director Age 47 Qualifications: • Executive leadership • Industry experience

Hubert J. Crouch

Mr. Crouch has served as one of our directors since December 2022 and as our Chief Executive Officer since March 2023. Mr. Crouch joined Invesco Real Estate in 2009 and has served as Head of North America for Invesco Real Estate since January 2020. From 2010 through January 2020, Mr. Crouch served as a Portfolio Manager for Invesco Real Estate, focusing on the strategic, transactional, financing and fundraising sides of both opportunistic investments and credit originations related to commercial and multifamily real estate across the United States and Europe. Mr. Crouch has also served as a member of Invesco Real Estate’s Investment Committee and Investment Strategy Group. Prior to joining Invesco Real Estate, Mr. Crouch served as the Director of Acquisitions for Presidio Investments, a wholly-owned subsidiary of Hunt Realty Investments. Mr. Crouch has also served in Wells Fargo’s Real Estate Merchant Banking Group. Mr. Crouch earned a B.B.A. in Finance from the McCombs School of Business at the University of Texas at Austin. Mr. Crouch is a valuable member of the Board because of his significant real estate credit investment experience and leadership experience with Invesco Real Estate.

2025 Proxy Statement 4

James H. Forson Independent director Age 58 Committees: • Audit (Chair) Qualifications: • Executive leadership • Finance and accounting expertise

James H. Forson

Mr. Forson has served as one of our independent directors since March 2023. Mr. Forson has served as the Chief Financial Officer of Raising Cane’s Restaurants, L.L.C., since March 2024. Previously, he served as Chief Financial Officer for Zips Car Wash LLC from 2021 to February 2024, and as Senior Vice President, Finance for 7-Eleven, Inc. (2018-2021). Prior to joining 7-Eleven, Inc, Mr. Forson acted as Executive Vice President and Chief Financial Officer of La Quinta Holdings Inc., a publicly-traded owner, operator, and franchisor of midscale select-service hotels, from 2016 to 2018. Prior to that role, Mr. Forson served La Quinta Holdings Inc. as Senior Vice President, Chief Accounting Officer and Treasurer from 2013 to 2016, and Vice President and Controller from 2010 to 2012. Prior to joining La Quinta in 2010, Mr. Forson held various client-serving audit and internal finance and operations roles with global accounting and consulting firms Arthur Andersen LLP from 1989 to 2002, Ernst & Young LLP from 2002 to 2003 and Grant Thornton LLP from 2003 to 2010. Mr. Forson has served as an independent director and Audit Committee Chair of Invesco Real Estate Income Trust Inc. since 2019 and as an independent director for the American Council on Exercise since January 2019. Mr. Forson earned a B.S. in Commerce from the University of Virginia’s McIntire School of Commerce, with distinction, and is a Certified Public Accountant in Texas. As previously announced, Mr. Forson will retire from our board, effective June 30, 2025. Mr. Forson is a valuable member of our Board of Directors because of his senior executive experience and extensive experience with accounting and financial reporting matters.

R. David Kelly Lead Independent Director Age 61 Committees: • Audit Qualifications: • Executive leadership • Industry expertise • Public and private company board experience

R. David Kelly

Mr. Kelly has served as one of our independent directors and as our lead independent director since March 2023. Mr. Kelly has over 35 years of investment experience serving both public companies and private partnerships in the financial advisory and real estate development sectors. Mr. Kelly is the founder and managing partner of StraightLine Realty Partners, LLC, an alternative investment platform with investments in real estate, financial services and venture capital. Mr. Kelly has served as an independent director of Invesco Real Estate Income Trust Inc. since 2019 and serves as its lead independent director. Mr. Kelly also serves as chairman and CEO of Croesus and Company, an international real estate advisory firm, as lead director of TCW Direct Lending, focused on lending senior-secured loans primarily to US-based mid-market companies, as an independent director of Acadia Healthcare (NASDAQ: ACHC) and as an at-large director of Ashton Woods Homes. From 2007 to 2017, Mr. Kelly served as a trustee and Chairman of Teacher’s Retirement System of Texas. From 2001 to 2006, Mr. Kelly was a gubernatorial appointee to the Texas Public Finance Authority (TPFA) and served as Chairman from 2002 to 2006. Mr. Kelly’s previous corporate directorships include Croesus Merchants International Singapore, Hong Kong-based Everglory Financial Holdings, and Dubai-based Al Masah Capital Limited. His civic and professional leadership experience includes service as director of the Children’s Medical Center Plano Governing Board, as member of Children’s Health Investment and Finance Committees, and on the Advisory Board of Sponsors for Educational Opportunity. Mr. Kelly earned a B.A. in Economics from Harvard University and an M.B.A. from Stanford University. Mr. Kelly is a valuable member of our Board of Directors because of his prior service as a director and his experience as an executive officer, including in the financial advisory and real estate investment fields.

5  Invesco Commercial Real Estate Finance Trust, Inc.

Ray Nixon Independent Director Age 72 Committees: • Audit Qualifications: • Executive leadership • Industry expertise • Board experience

Ray Nixon

Mr. Nixon has served as one of our independent directors since March 2023. Mr. Nixon has over 45 years of industry experience. Mr. Nixon is the current Chairman of Nixon Capital, a value oriented investment management firm. Previously, Mr. Nixon served as the Executive Director and Portfolio Manager at the $80 billion investment firm Barrow, Hanley, Mewhinney & Strauss, LLC from 1994 until his retirement in June 2019. Mr. Nixon served as a member of Smith Barney, Inc.’s Investment Policy Committee and as the firm’s lead institutional stockbroker for the Southwest from 1979 to 1994. Mr. Nixon has served as an independent director of Invesco Real Estate Income Trust Inc. since 2019. Mr. Nixon has served on the Texas Health Resources Investment Committee, which oversees a $8 billion fund. Mr. Nixon is a Trustee of the UT Southwestern Foundation and a member of its investment committee, and also serves on the investment committee for a large family office. Mr. Nixon spent nine years as a member of the board of directors of the $80 billion endowment for the University of Texas and Texas A&M University. Mr. Nixon previously served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon earned a B.A. and an M.B.A. from the University of Texas at Austin. Mr. Nixon is a valuable member of our Board of Directors because of his extensive investment industry experience, prior service as a director and successful leadership through multiple economic cycles.

Paul E. Rowsey Independent Director Age 70 Committees: • Audit Qualifications: • Executive leadership • Industry expertise • Legal expertise • Public and private company board experience

Paul E. Rowsey

Mr. Rowsey has served as one of our independent directors since March 2023. Since 2000, Mr. Rowsey has served as Chairman, managing partner, and co-founder of E2M Partners, LLC, a privately-held real estate investment management company. Previously, Mr. Rowsey served as the Executive Chairman of JLB Partners LLC, a privately-held real estate operating and development company, from 2018 to 2021. Before that, Mr. Rowsey held executive leadership roles at real estate companies Compatriot Capital, Rosewood Property Company, and Property Company of America. Mr. Rowsey was an attorney at Hewitt, Johnson, Swanson & Barbee from 1980 to 1984. Mr. Rowsey has served as an independent director of Invesco Real Estate Income Trust Inc. since 2019. Mr. Rowsey currently serves on the boards of Forum Energy Technologies, Inc., a publicly-held, Houston-based energy service company, Powdr Corporation, a privately-held alpine skiing and outdoor adventure company, Snowbird Holdings LLC, a privately-held alpine skiing and hospitality company, and Teton Holdings Corporation, a Wyoming-based trust company. Mr. Rowsey served on the board of KDC Holdings LLC, a commercial real estate and development company, from 2008 until 2021, and the board of Valaris plc, a publicly-held, London-based, offshore drilling company, as its Chairman, from 2000 until 2021. Mr. Rowsey served as Lead Director of JLB Partners LLC, a multi-family development and investment company, from 2012 to 2018. Mr. Rowsey has also served on the boards of Crescent Real Estate Equities Company, Village Green Holdings LLC, and AMC, Inc. Mr. Rowsey’s board tenure includes audit committee, compensation committee, and nominating and governance committee service. Mr. Rowsey earned a B.A. in History and Management Science from Duke University and a J.D. from Southern Methodist School of Law, and is a citizen of the Cherokee Nation. Mr. Rowsey is a valuable member of our Board of Directors because of his experience as a director and executive officer for public and private companies and real estate investment and development companies, and his expertise in legal matters.

2025 Proxy Statement 6

Director Independence

Our Bylaws and our Corporate Governance Guidelines (“Guidelines”) require a majority of the members of our Board of Directors, and all members of our Audit Committee, to be “independent” directors in accordance with the criteria in our Bylaws, the applicable rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (“NYSE”). Our Audit Committee charter also requires that all members of our Audit Committee be “independent” directors.

Our Charter provides that a majority of our directors must be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of a successor independent director. Our Bylaws define “independent director” by reference to the applicable independence standards of the NYSE. Under these standards, a director is deemed to be not independent if such director, or his or her immediate family member, among other criteria, (i) is or has been within the last three years, an employee of the company or (ii) is an employee or executive officer of a company that has made payments to, or received payments from, the company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues.

Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Forson, Kelly, Nixon and Rowsey are “Independent Directors” under all applicable standards for independence, including as required for service on our Audit Committee.

7  Invesco Commercial Real Estate Finance Trust, Inc.

Communications with the Lead Independent Director and non-executive directors

Any interested party may communicate with the Lead Independent Director or with our non-executive directors as a group at the following address:

Invesco Commercial Real Estate Finance Trust, Inc.

2300 N. Field Street

Suite 1200

Dallas, TX 75201

Attn: Office of the Company Secretary

Communications will be distributed to the Board, or to any of the Board’s committees or individual directors as appropriate, depending on the facts and circumstances of the communication. In that regard, the Board does not receive certain items which are unrelated to the duties and responsibilities of the Board.

In addition, our adviser maintains a Whistleblower Hotline for its employees or affiliates or individuals outside the company to report complaints or concerns on an anonymous and confidential basis regarding questionable accounting, internal accounting controls or auditing matters and possible violations of the company’s Code of Conduct or law.

Persons may submit any complaint regarding accounting, internal accounting controls or auditing matters directly to the Audit Committee of the Board of Directors by sending a written communication appropriately addressed to:

Audit Committee

Invesco Commercial Real Estate Finance Trust, Inc.

2300 N. Field Street

Suite 1200

Dallas, TX 75201

Attn: Office of the Company Secretary

2025 Proxy Statement  8

Corporate governance
The Board has adopted Corporate Governance Guidelines.
Corporate governance guidelines
The Board has adopted Guidelines which are available in the corporate governance section of the company’s website at www.invesco.com/incref/en/home.html (the “company’s website”). The information on the company’s website is not intended to form a part of, and is not incorporated by reference into, this Proxy Statement. The Guidelines set forth the practices the Board follows with respect to, among other matters, the composition of the Board, director responsibilities, Board committees, director access to officers and independent advisors, director compensation and the performance evaluation of the Board.

The Board is elected by stockholders to oversee our management team and to seek to assure that the long-term interests of the stockholders are being served.

The Independent Directors have chosen to appoint a Lead Independent Director.

Board leadership structure
Our business is conducted
day-to-day
by our officers and our adviser, under the direction of the chief executive officer and the oversight of the Board, to enhance the long-term value of the company for its stockholders. The Board is elected by the stockholders to oversee the officers of the company and our adviser and to seek to assure that the long-term interests of the stockholders are being served. In light of these differences in the fundamental roles of the Board and management, the Board of Directors has determined that since the Chair of our Board of Directors is not an Independent Director, as defined in our Bylaws, a Lead Independent Director should be appointed by a majority of our Independent Directors. Our Independent Directors have appointed Mr. Kelly to serve as our Lead Independent Director. Key responsibilities of our Lead Independent Director include, among others, presiding at executive sessions of Independent Directors, facilitating communications between the Independent Directors and the Chair of our Board of Directors, and calling meetings of the Independent Directors, as necessary.

Code of conduct
Our Board of Directors has established a code of conduct that applies to our officers, directors and employees, and to our manager’s officers and employees who provide services to the adviser in respect of the company (the “code of conduct”). Among other matters, our code of conduct is designed to deter wrongdoing and to promote:

Our Board has established a code of conduct.	• honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
• full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
• compliance with applicable governmental laws, rules and regulations;
• prompt internal reporting of violations of the code of conduct to appropriate persons identified in the code of conduct; and
• accountability for adherence to the code of conduct.

Any waiver of the code of conduct for our executive officers or directors may be made only by our Board of Directors or one of our Board committees. The code of conduct is posted on the company’s website. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the code of conduct by posting such information on the company’s website.

Our insider trading policy contains our hedging policy, which is described below.

Insider Trading Policy and Procedures
To promote compliance with applicable insider trading laws, rules and regulations, the company has adopted an insider trading policy that governs the purchase, sale, and/or other disposition of our securities by our directors, officers and employees, officers of our manager, employees of our manager who provided services to us, and by the company itself. Our insider trading policy includes pre-clearance
requirements and procedures for our directors and executive officers prior to effecting any transaction involving our securities and a pre-approval
requirement for those individuals prior to entering into a Rule
10b5-1
trading plan, or any amendment, suspension or termination of a Rule
10b5-1
trading plan. In addition, our insider trading policy prohibits short selling, dealing in publicly-traded options, pledging, hedging (see below) or monetization transactions in our securities.

9  Invesco Commercial Real Estate Finance Trust, Inc.

Hedging policy

As part of our insider trading policy, we have a hedging policy in place for all of our directors, officers and employees, officers of our manager and employees of our manager who provided services to us, and any of their respective (i) family members that reside in the same household as the individual (including a child away at college), (ii) anyone else who lives in the household, and (iii) family members outside of the household whose transactions in the company’s securities are directed by such individual or are subject to such individual’s influence or control and (iv) any entities, including any corporations, partnerships or trusts that the individual influences or controls. Our policy prohibits hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving our securities; however, limited exceptions are allowed. To date, no exceptions have been made.

Board’s role in risk oversight

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our Charter and Bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our adviser is responsible for the day-to-day management of risks we face, while our Board of Directors has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. We have in place an enterprise risk management committee consisting of executive and senior management. The committee meets regularly and maintains dialogue with our Board of Directors regarding the top risks of the company and mitigating actions to address them. By receiving quarterly reports, the Board maintains a practical understanding of the risk management process and risk appetite of the company. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and the Audit Committee, by reviewing analyses, reports and other materials provided to them by and through discussions with our adviser and our executive officers.

In addition, since we are externally advised, we also rely upon the operational and investment risk oversight functions of our adviser and its affiliates. Invesco’s global risk management framework enables consistent and meaningful risk dialogue. Its global investment risk and performance committee oversees the management of core investment risks, up, down and across the company while its enterprise risk management committee oversees the management of all other business and strategic related risks. A network of regional, business unit and specific risk management committees, with the oversight of Invesco’s enterprise risk management committee, provides ongoing identification, assessment, management and monitoring of risk that ensures both broad as well as in-depth, multi-layered coverage of the risks existing and emerging in the various domains of its business.

Oversight over Cybersecurity Risk

Our Board of Directors oversees cybersecurity risk and receives updates, at a minimum, twice per year from our adviser’s Chief Information Security Officer (“CISO) (or designee), which updates include a review of our adviser’s global security program and cybersecurity, including risks and protections for us and our adviser. The Global Operational Risk Management Committee, one of our adviser’s risk management committees, provides executive-level oversight and monitoring of the end-to-end programs dedicated to managing information security and cyber related risk. In addition, the CISO (or designee) provides quarterly updates to our company’s enterprise risk management committee, which in turn provides quarterly updates to our Board of Directors, and members of our management team are included in our adviser’s incident response process in the event a cyber security incident occurs that could materially impact us.

Through this regular and consistent risk communication, the Board seeks to maintain reasonable assurance that all material risks of the company are being addressed and that the company is fostering a risk-aware culture in which effective risk management is embedded in the business.

2025 Proxy Statement 10

Information about the Board and Audit Committee

Board of Directors and Audit Committee

We operate under the direction of our Board of Directors, the members of which are accountable to us and our stockholders as fiduciaries. Our Board currently has seven members, four of whom are independent directors, as defined by our Guidelines.

Board meetings and annual meeting of stockholders

During the calendar year ended December 31, 2024, the Board held eight meetings (not including committee meetings). Each director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board and the total number of Audit Committee meetings. The Board does not have a formal policy regarding Board member attendance at stockholder meetings. All directors attended the Annual Meeting of Stockholders in 2024.

Members:

James H. Forson (Chair)

R. David Kelly

Paul E. Rowsey

Ray Nixon

Independence:

Each member of the

committee is independent

under SEC and NYSE rules

and financially literate

Audit Committee

Financial Experts:

Mr. Forson qualifies under SEC rules and regulations

Meetings held in 2024:

7

The Audit Committee

Under its charter, the committee:

• is comprised of at least three members of the Board and each is “independent” under the NYSE and SEC rules and is also “financially literate,” as defined under NYSE rules;

• members are appointed and removed by the Board;

• is required to meet at least quarterly;

• periodically meets with the internal auditor and the independent auditor in separate executive sessions without members of senior management present;

• has the authority to retain independent advisors, at the company’s expense, whenever it deems appropriate to fulfill its duties; and

• reports to the Board regularly.

The committee’s charter is available on the company’s website. The charter sets forth the committee’s responsibilities, which include assisting the Board in fulfilling its responsibility to oversee (i) the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the company’s internal audit function and independent auditor, and (iv) the company’s compliance with legal and regulatory requirements.

11  Invesco Commercial Real Estate Finance Trust, Inc.

Director compensation

Our directors who are affiliated with Invesco or the adviser, who we refer to as executive directors, do not receive additional compensation for serving on the board of directors or committees thereof. Our board of directors periodically reviews the level and form of the compensation of our non-executive directors, including how such compensation relates to director compensation of companies of comparable size, industry and complexity. As a part of its review, the board of directors received a report from the adviser on comparable non-executive director compensation practices and levels at companies of comparable size, industry and complexity.

The board of directors approved non-executive director compensation for the 2024 service period as follows:

Cash Fee	Annual cash fee in the amount of $56,250, payable in quarterly installments in arrears.

Supplemental Audit Chair Fee	Additional annual fee in the amount of $15,000, payable in quarterly installments in arrears.

Supplemental Fee for the Lead Independent Director	Additional annual cash fee in the amount of $5,000, payable in quarterly installments in arrears.

Equity Award	Annual equity award the amount of $18,750 in the form of shares of Class E common stock. Equity awards are paid for service in advance and subject to a one-year vesting requirement.

Director compensation table

The following table sets forth the compensation paid to our non-executive directors during the year ended December 31, 2024:

Name	Fees earned or paid in cash ($)[1]	Share awards ($)[2]	Total ($)

James H. Forson	70,313	21,113	91,426

R. David Kelly	60,000	21,113	81,113

J. Ray Nixon	56,250	21,113	77,363

Paul E. Rowsey	56,250	21,113	77,363

1. Includes the annual base fee and, as applicable, Lead Independent Director and the Audit Committee Chair supplemental fee.

2. Reflects the grant as of May 17, 2024 of an annual equity award in the amount of (i) 93.466 shares of Class E common stock for the service period March 2024 to May 2024 and (ii) 741.631 shares of Class E common stock for the service period May 2024 to May 2025. The equity awards vest on the anniversary of the date of grant. The values in the table reflect the full grant date fair value of such equity awards, determined in accordance with U.S. generally accepted accounting principles.

The board of directors approved non-executive director compensation for the 2025 service period as follows:

Cash Fee	Annual cash fee in the amount of $62,500, payable in quarterly installments in arrears.

Supplemental Audit Chair Fee	Additional annual cash fee in the amount of $15,000, payable in quarterly installments in arrears.

Supplemental Fee for the Lead Independent Director	Additional annual cash fee in the amount of $5,000, payable in quarterly installments in arrears.

Equity Award	Annual equity award in the amount of $62,500 in the form shares of Class E common stock. Equity awards are paid for service in advance and subject to a one-year vesting requirement.

We do not pay our directors additional fees for attending board of director meetings, but we reimburse each of our directors for actual and reasonable out-of-pocket expenses incurred in attending board of director and committee meetings (including, but not limited to, the cost of airfare, hotel and food). The shares of stock granted to our non-executive directors are granted pursuant to the terms and conditions of our equity incentive plan, which has been adopted by our board of directors and approved by our stockholders.

2025 Proxy Statement 12

Information about the Executive Officers of the company

Our executive officers include Hubert J. Crouch, Courtney Popelka, Charlie Rose, and Beth A. Zayicek. Information regarding Mr. Crouch is contained in “Information about Director Nominees.”

Courtney Popelka Chief Financial Officer Age 48

Courtney Popelka

Ms. Popelka has served as our Treasurer and Chief Financial Officer since October 7, 2024. Ms. Popelka was appointed as Chief Financial Officer (CFO) for Private Markets for Invesco Ltd. in October 2024. In that role, she provides strategic finance leadership and is responsible for the financial reporting teams supporting Invesco’s Private Markets products. Ms. Popelka previously served as Senior Director, then Managing Director, Head of US Fund Operations from 2015 to 2024, responsible for overseeing the day-to-day operations of the Invesco US real estate fund platform, including the core, core plus, high return, debt, and retail strategies. She began her investment career in 1999 and joined Invesco Real Estate in 2009, serving as senior controller of the real estate group. Ms. Popelka earned a Bachelor of Business Administration in Accounting and a master’s degree in finance from Texas A&M University. She is a certified public accountant (CPA).

Charlie Rose President and Lead Portfolio Manager Age 43

Charlie Rose

Mr. Rose is our President and Lead Portfolio Manager. He is the Head of Real Estate Credit for Invesco and has served as Managing Director since he joined Invesco Real Estate in 2017. In his role, Mr. Rose is primarily focused on the strategic and transactional side of structured credit investments related to commercial and multifamily real estate with an immediate focus on the United States. Prior to joining Invesco, Mr. Rose served as managing director for Canyon Partners Real Estate (“Canyon”) since 2009. Prior to Canyon, Mr. Rose worked for Pacific Urban Residential in capital markets and multifamily acquisitions from 2007 to 2009. He started his career with Rosen Consulting Group in 2003, where he was Vice President. Mr. Rose holds a Bachelor of Arts from Stanford University and a Master of Business Administration with Honors from the Wharton School of the University of Pennsylvania.

Beth A. Zayicek Chief Operating Officer and Director Age 44

Beth A. Zayicek

Ms. Zayicek has served as our Chief Operating Officer and as one of our directors since December 2022. Ms. Zayicek has served Invesco Real Estate since 2008 and currently is a Managing Director and the Chief Operating Officer of Invesco Private Markets. She is a member of Invesco Real Estate’s Global Executive Committee and Asia Investment Committee. Ms. Zayicek previously served as Invesco Real Estate’s Chief Administrative Officer from 2016 to 2018 and senior director of investment analytics from 2013 to 2016. She has also served on Invesco Real Estate’s portfolio management and acquisition teams and as a member of its North American Investment Committee. Ms. Zayicek has served as a director of Invesco Mortgage Capital Inc., a NYSE-traded mortgage REIT, since 2021 and as a director of Invesco Real Estate Income Trust Inc., a public, non-listed equity REIT, since 2019. Prior to joining Invesco Real Estate, Ms. Zayicek served as a member of the corporate and investment banking analyst program and real estate private equity group at KeyBank. Ms. Zayicek also previously served as the director of capital markets at DDR Corp. Ms. Zayicek earned a B.S. in Management with a concentration in Finance from Case Western Reserve University. As previously announced, Ms. Zayicek resigned from her employment with Invesco Ltd., and therefore as our Chief Operating Officer, effective May 23, 2025.

13  Invesco Commercial Real Estate Finance Trust, Inc.

Executive compensation
We are externally managed and do not have any employees. Our executive officers are employees of the adviser or one of its affiliates. Our Advisory Agreement provides that the adviser is responsible for managing our investment activities. As a result, our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from the adviser or its affiliates. In addition, we do not reimburse the adviser for compensation it pays to our executive officers. The Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling the adviser’s obligations to us under the Advisory Agreement. Accordingly, the adviser cannot identify the portion of the compensation it awards to our executive officers that relates solely to such executives’ services to us, as the adviser does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers; we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers; our executive officers have not received any nonqualified deferred compensation; and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us. We do not intend to grant equity awards to our executive officers.
Although we do not pay our executive officers any cash compensation, we pay the adviser the fees under the Advisory Agreement.
For additional information about our Advisory Agreement, see
Certain Relationships and Related Transactions
.
Compensation Committee interlocks and insider participation
We do not have a compensation committee of our Board of Directors because we do not directly compensate our executive officers or reimburse the adviser for their compensation. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this Proxy Statement. Our Independent Directors participate in the consideration of Independent Director compensation.
As noted herein, we have no employees. During the fiscal year ended December 31, 2024, Ms. Zayicek, one of our directors and our Chief Operating Officer, served as a director of Invesco Real Estate Income Trust Inc. Mr. Dennis, one of our directors, served as a director, President and Chief Executive Officer of Invesco Real Estate Income Trust Inc.

2025 Proxy Statement 14

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted written policies and procedures in our Guidelines with respect to transactions with affiliated persons. Under the Guidelines, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, and must meet the standards set forth in the Guidelines.

Certain Relationships and Related Transactions

The Subscription Agreement

We entered into the Invesco Subscription Agreement with Invesco Realty, Inc. (“IRI”), an affiliate of the adviser on March 23, 2023 (as amended, the “Invesco Subscription Agreement”). Under the Invesco Subscription Agreement, IRI has committed to purchase up to $300 million in shares of our common stock. We may call $150 million in capital under the Invesco Subscription Agreement in one or more closings through March 23, 2028. We may also call up to $150 million in additional capital if needed to avoid triggering any concentration limit imposed by a third party in connection with its distribution or placement of our Shares. IRI may not submit its shares for repurchase under our share repurchase plan until the earlier of March 23, 2028 and the date that our aggregate net asset value (“NAV”) is at least $1.5 billion. We can only accept a repurchase request from IRI after all requests from unaffiliated stockholders have been fulfilled. We may elect to repurchase all or any portion of the shares acquired by IRI at any time at a per share price equal to the most recently determined NAV per share for each class (or another transaction price we believe reflects the NAV per share more appropriately than the prior month’s NAV per Share). IRI has agreed that it will hold $200,000 in shares for as long as the adviser or its affiliate acts in an advisory capacity to us.

The Advisory Agreement

The Board at all times has oversight and policy-making authority, including responsibility for governance, financial controls, compliance and disclosure with respect to our company and our operating partnership. Pursuant to the amended and restated Advisory Agreement with our adviser (“Advisory Agreement”), the Board has delegated to the adviser the authority to source, evaluate and monitor our investments and make decisions related to the origination, acquisition, and management of our portfolio of loans and debt-like preferred equity interests secured by, or unsecured but related to, commercial real estate (“Credit Assets”) and other financial instruments, in accordance with our investment objectives, strategies, guidelines, policies and limitations, subject to oversight by the Board. The adviser utilizes the personnel and global resources of Invesco Real Estate to provide investment management services to us pursuant to the Advisory Agreement. Set forth below is a summary of certain terms of the Advisory Agreement.

Services

Pursuant to the terms of the Advisory Agreement, the adviser is responsible for, among other things:

•

serving as an adviser to us and our operating partnership with respect to the establishment and periodic review of the investment guidelines and our portfolio of Credit Assets and other financial instruments, other investing activities, and operations;

•

sourcing, evaluating and monitoring our investment opportunities and executing the origination, acquisition, and management of our portfolio of Credit Assets and other financial instruments, according to our investment objectives, strategies, guidelines, policies and limitations;

•

with respect to origination, acquisition, management, and financing arrangements for our Credit Assets, debt securities, and operating companies in which we may invest conducting negotiations on our behalf with borrowers, sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;

•	serving as our adviser with respect to decisions regarding any of our financing arrangements with respect to our investments, other borrowings, hedging activities or derivatives;

•

conducting negotiations on our behalf with borrowers, sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of origination, acquisition, management and financing transactions; and

•	engaging and supervising, on our behalf and at our expense, various service providers, including asset managers and loan servicers with respect to our assets.

15  Invesco Commercial Real Estate Finance Trust, Inc.

Pursuant to the Advisory Agreement, the adviser may delegate any of the services for which it is responsible for to a third-party service provider. In the event the Adviser chooses to engage a third-party service provider, the adviser will remain responsible for the performance of such services and will pay fees to the third-party service providers for such services (however, such fees will be paid from our assets).

Term and Termination Rights

The current term of the Advisory Agreement expires on March 31, 2025. The Advisory Agreement is subject to automatic renewals for an unlimited number of successive one-year periods unless otherwise terminated by the Board or by the adviser. The independent directors will evaluate the performance of the adviser before each annual renewal (pursuant to the terms set forth in the Advisory Agreement for such performance review).

The Advisory Agreement may be terminated by any of the following:

•	upon 30 days’ written notice by us (1) for “cause,” or (2) upon the bankruptcy or dissolution of the Adviser; or

•

upon 180 days’ written notice by us upon the vote of a two-thirds of our independent directors for unsatisfactory performance or unfair compensation terms (unless renegotiated and resolved as set forth in the Advisory Agreement); provided that in the event we terminate for such reason that we will pay the adviser the Termination Fee.

“Cause” is defined in the Advisory Agreement to mean material breach of the Advisory Agreement (which is not cured within 30 days), fraud, criminal conduct, conviction of a felony, willful misconduct or willful or negligent breach of fiduciary duty by the adviser under the Advisory Agreement.

In the event the Advisory Agreement is terminated, the adviser will be entitled to receive its prorated Management Fee and Performance Fee owed through the date of termination. In addition, upon the termination or expiration of the Advisory Agreement, the adviser will cooperate with us and take all reasonable steps requested to assist the Board in making an orderly transition of the advisory function. If we elect not to renew our advisory agreement based on unsatisfactory performance and not for cause, we owe our adviser a termination fee equal to three times the sum of our average annual management fee during the 24-month period before termination, calculated as of the end of the most recently completed fiscal quarter.

Management Fee, Performance Fee, Commitment Fee, and Expense Reimbursement

We will pay the adviser a management fee equal to 1.0% per annum of NAV, calculated monthly in arrears as of the end of the immediately preceding month with respect to our Class S Shares, Class S-1 Shares, Class D Shares, Class D-1 and Class I Shares. We will also pay the adviser a Performance Fee equal to 10% of our “Performance Fee Income.” with respect to our Class S, Class S-1, Class D, Class D-1 and Class I shares. Performance Fee Income with respect to each class of common shares subject to a performance fee means the net income (determined in accordance with U.S. GAAP) allocable to such class of common shares subject to adjustment as defined under the terms of our advisory agreement. During the period that the Adviser advanced our organizational, offering and operating expenses, net income for purposes of the performance fee calculation excluded these advanced expenses. After the period that the Adviser advanced our organizational, offering and operating expenses, net income for purposes of the performance fee calculation includes previously advanced expenses that are to be repaid to the Adviser during the period. We will not pay the adviser a performance fee with respect to any class of shares that has a negative total return per share for the calendar year. For purposes of the performance fee calculation, total return per share is defined as an amount equal to: (i) the cumulative distributions per share accrued with respect to such class of common shares since the beginning of the calendar year plus (ii) the change in NAV per share of such class of common shares since the beginning of the calendar year, prior to giving effect to (y) any accrual for performance fees with respect to such class of common shares or (z) any applicable stockholder servicing fees. In addition, we will pay the adviser 50% of any commitment fee charged to borrowers in connection with the origination of each new loan (the “Adviser Commitment Fee”). With respect to any loan, the Adviser Commitment Fee will not exceed 0.50% of the whole loan on a fully funded basis.

The management fee and the performance fee are payable in cash or Class E shares at the option of the Adviser. We will not pay the Adviser a management or performance fee with respect to our Class E shares.

We will not pay the Adviser a management fee with respect to our Class F shares. We will pay the Adviser a performance fee with respect to the Class F shares. The Class F performance fee payable with respect to each calendar year will be an amount equal to 10% of the excess of Performance Fee Income allocable to Class F shares over a 6% annualized return on the Class F NAV per share. No performance fee is payable if the Performance Fee Income allocable to Class F is below the annualized 6% return in any calendar year or for a rolling two-year period.

2025 Proxy Statement 16

Management fees and performance fees began to accrue on March 1, 2024. Management fees are accrued monthly and paid quarterly in arrears and performance fees are paid annually. During the year ended December 31, 2024, we incurred management fees of $1.7 million. We issued 35,937 Class E Shares as payment for the management fees earned during the year ended December 31, 2024. The shares issued to the Adviser for payment of the management fees were issued at the applicable NAV per share at the end of each quarter for which the fee was earned. During the year ended December 31, 2024, we incurred performance fees of $2.1 million.

Under the terms of the Advisory Agreement, the Adviser advanced all of our organizational, offering and operating expenses (other than upfront selling commissions and ongoing stockholder servicing fees) incurred through May 31, 2024. Starting in December of 2024, we began reimbursing the Adviser for these costs ratably over 52 months.

Other than in the case of the Adviser Commitment Fee, we do not intend to pay out of our assets to the adviser any financing or other similar fees in connection with originating, financing, or otherwise acquiring investments. We will, however, reimburse the adviser and its affiliates for out-of-pocket and other expenses related to the foregoing activities.

Indemnification

To the extent permitted by law and our Charter, we will indemnify the adviser and its affiliates from all liabilities arising in connection with the performance of the adviser’s duties under the Advisory Agreement.

Dealer Manager Agreement

We entered into a Dealer Manager Agreement, pursuant to which the Dealer Manager agreed to, among other things, manage our relationships with third-party broker-dealers engaged by the Dealer Manager to participate in the distribution of common shares, which we refer to as “participating broker-dealers,” and financial advisors. The Dealer Manager also coordinates our marketing and distribution efforts with participating broker-dealers and their registered representatives with respect to communications related to the terms of our offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our common shares.

Upfront Selling Commissions and Dealer Manager Fees

Class S, Class S-1, Class D, and Class D-1 Shares. Subject to any discounts, the Dealer Manager is entitled to receive upfront selling commissions of up to 3.5% of the transaction price of each Class S Share sold (including such Class S-1 Shares). Subject to any discounts, the Dealer Manager may be entitled to receive upfront selling commissions of up to 1.5% of the transaction price of each Class D Share sold (including such Class D-1 Shares). No upfront dealer manager fees will be paid with respect to the sale of Class S, Class S-1, Class D, or Class D-1 Shares. The Dealer Manager anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, participating broker-dealers.

Class I Shares, Class E Shares and Class F Shares. No upfront selling commissions or dealer manager fees will be paid with respect Class I Shares, Class E Shares or Class F Shares sold in our continuous public offering.

No upfront selling commissions or dealer manager fees will be paid with respect to common shares of any class sold pursuant to our distribution reinvestment plan.

Stockholder Servicing Fees—Class S, Class S-1, Class D, and Class D-1 Shares

The following table shows the stockholder servicing fees we pay the Dealer Manager with respect to the Class S, Class D, Class D-1, Class I, Class S-1, Class E Shares and Class F Shares on an annualized basis as a percentage of our NAV for such class. The stockholder servicing fees will be paid monthly in arrears:

Stockholder Servicing Fee as a % of NAV

Class S Shares	0.85

Class S-1 Shares	0.85

Class D Shares	0.25

Class D-1 Shares	0.25

Class I Shares	None

Class E Shares	None

Class F Shares	None

17  Invesco Commercial Real Estate Finance Trust, Inc.

Subject to any FINRA limitations on underwriting compensation and certain other limitations described below, we will pay the Dealer Manager selling commissions over time as a stockholder servicing fee (1) with respect to our outstanding Class S Shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S Shares; (2) with respect to our outstanding Class S-1 Shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S-1 Shares; (3) with respect to our outstanding Class D Shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D Shares; and (4) with respect to our outstanding Class D-1 Shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D-1 Shares. We will not pay a stockholder servicing fee with respect to our outstanding Class I Shares, Class E Shares or Class F Shares.

The stockholder servicing fees are ongoing fees that are not paid at the time of purchase. The stockholder servicing fees will be paid monthly in arrears. The Dealer Manager will reallow (pay) all or a portion of the stockholder servicing fees to participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers and will waive stockholder servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the stockholder servicing fees with respect to Class S, Class S-1 Shares, Class D Shares and Class D-1 Shares are calculated based on the aggregate NAV for all of the outstanding Shares of each such class, it reduces the NAV with respect to all Shares of each such class, including Shares issued under our distribution reinvestment plan.

We will cease paying the stockholder servicing fee when, with respect to any holder of Class S Share or Class D Share, an aggregate amount of selling commissions and stockholder servicing fees paid with respect to the Shares held by such stockholder is equal to 8.75% of the gross proceeds (7.75% for certain participating broker dealers) from the sale of such Shares (including the gross proceeds of any Shares issued under our distribution reinvestment plan upon the reinvestment of distributions paid with respect thereto or with respect to any Shares issued under our distribution reinvestment plan directly or indirectly attributable to such Shares) (the “Servicing Fee Limit”). At the end of such month, such Class S Share or Class D Share (including any fractional Shares) will convert into a number of Class I Shares, each with an equivalent aggregate NAV as such Share. For the avoidance of doubt, such Servicing Fee Limit does not apply to the Class S-1 or Class D-1 Shares.

Eligibility to receive the stockholder servicing fee is conditioned on a broker-dealer providing the following ongoing services with respect to the Class S, Class S-1, Class D, or Class D-1 Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with Share repurchase requests. If the applicable broker-dealer is not eligible to receive the stockholder servicing fee due to failure to provide these services, the Dealer Manager will waive the stockholder servicing fee that broker-dealer would have otherwise been eligible to receive.

Other Compensation

We or the adviser may also pay directly, or reimburse the Dealer Manager for, any organization and offering expenses.

Limitations on Underwriting Compensation

The Dealer Manager will monitor the aggregate amount of underwriting compensation that we and the adviser pay to ensure that we and adviser comply with the underwriting compensation limits of applicable FINRA rules.

Term of the Dealer Manager Agreement

Either party may terminate the Dealer Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Dealer Manager Agreement. Our obligations under the Dealer Manager Agreement to pay the stockholder servicing fees with respect to the Class S, Class S-1, Class D, and Class D-1 Shares will survive termination of the agreement until such Shares are no longer outstanding.

Indemnification

To the extent permitted by law and our Charter, we will indemnify the participating broker-dealers and the Dealer Manager against some civil liabilities, including certain liabilities under the Securities Act.

2025 Proxy Statement 18

Security ownership of principal stockholders

The following table sets forth the common stock beneficially owned as of March 19, 2025 by each stockholder known to us to beneficially own more than five percent of the company’s outstanding common stock. The percentage of ownership indicated in the following table is based on 28,999,870 shares of common stock outstanding as of March 19, 2025. Unless otherwise noted, the address for each of the persons named below is in care of our principal executive offices at 2300 N Field St., Suite 1200, Dallas, TX 75201.

Name and address of beneficial owner	Number of Shares Beneficially Owned		Percent of class (%)
Invesco Realty, Inc.	5,969,284	[1]	20.58%
Texas Municipal Retirement System	8,218,258	[2]	28.34%

1. Includes 1,496,142 shares of Class S Stock, 1,497,041 shares of Class D stock, 1,492,905 shares of Class I stock and 1,483,195 shares of Class E stock

2. Information obtained solely by reference to the Schedule 13G/A filed with the SEC on February 11, 2025 by Texas Municipal Retirement System (“TMRS”). The principal business of TMRS is 2717 Perseverance Drive, Suite 300, Austin TX 78731

Delinquent Section 16(a) Reports

Sections 16(a) of the Exchange Act requires certain officers, directors and persons who beneficially own more than 10% of the company’s common shares to file reports of ownership and reports of changes in ownership with the SEC. The reporting officers, directors and 10% shareholders are also required by SEC rules to furnish the company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports, the company believes that all Section 16(a) filing requirements applicable to its directors, reporting officers and 10% shareholders were complied with during 2024 with the exception of one late Form 4 filing for Invesco Realty, Inc. and one late Form 4 filing for Mr. Crouch due to administrative errors.

Security ownership of management

The following table lists the shares of Class E common stock beneficially owned as of March 19, 2025 by (1) each director, (2) each executive officer, and (3) all current directors and executive officers as a group. The percentage of ownership indicated below is based on 28,999,870 shares of the company’s common stock outstanding on as of the close of business on March 19, 2025.

Beneficial ownership reported in the below table has been determined according to SEC regulations and includes common stock that may be acquired within 60 days after March 19, 2025. Unless otherwise indicated, all directors and executive officers have sole voting and investment power with respect to the shares shown. No shares are pledged as security. Individual directors and executive officers, as well as directors and executive officers as a group, beneficially own less than 1% of our common stock. Unless otherwise noted, the address for each of the persons named below is in care of our principal executive offices at 2300 N Field St., Suite 1200, Dallas, TX 75201.

19  Invesco Commercial Real Estate Finance Trust, Inc.

Name	Shares owned
Hubert J. Crouch	10,513
R. Scott Dennis[1]	8,952
James H. Forson	5,536
R. David Kelly	1,582
J. Ray Nixon	1,582
Courtney Popelka	--
Paul E. Rowsey	1,582
Charlie Rose	--
Beth A. Zayicek	--
All directors and executive officers as a group (9 persons)	29,747

1. Shares are owned by Dennis Family Partners, Ltd., a limited partnership which is indirectly owned by R. Scott Dennis and his wife and controlled by R. Scott Dennis.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes information, as of December 31, 2024, relating to our equity compensation plans under which shares of our common stock or other equity securities may be granted from time to time:

Plan category	Number of securities to be issued upon exercise of outstanding options, warranties, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	-	--	1,093,671

Equity compensation plans not approved by security holders	-	--	--

Total	-		1,093,671

Conflicts of Interest with the Adviser and its Affiliates

We may be subject to conflicts of interest from time to time arising out of our relationship with Invesco, our adviser and its affiliates. For more information, please refer to the disclosures, including the risk factors related to conflicts of interest, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

2025 Proxy Statement 20

Proposal 2	Ratification of the appointment of the independent registered public accounting firm
General
The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the company’s consolidated financial statements for the fiscal year ending December 31, 2025. Although it is not required to do so, our Board of Directors is submitting the Audit Committee’s appointment of PwC for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment as a matter of good corporate governance practice.

During and for the fiscal year ended December 31, 2024, PwC audited and rendered opinions on the financial statements of the company and certain of its subsidiaries. See Fees Paid to Independent Registered Public Accounting Firm below. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Recommendation of the Board
		FOR	The Board recommends a vote “FOR” the ratification of the appointment of PwC as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Vote required: Ratification of the appointment of PwC as our independent registered accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the appointment is not ratified, the Audit Committee may reconsider the selection of PwC as the company’s independent registered public accounting firm. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

21  Invesco Commercial Real Estate Finance Trust, Inc.

Fees paid to independent registered public accounting firm

The Audit Committee of the Board of Directors engaged PwC to perform an annual audit of the company’s consolidated financial statements for fiscal years 2024 and 2023. The following table sets forth the approximate aggregate fees billed or expected to be billed to the company by PwC for fiscal years 2024 and 2023 for the audit of the company’s annual consolidated financial statements and for other services rendered by PwC.

	Year ($ in thousands)

	2024	2023

Audit fees[1]	$686	$ 630

Audit-related fees[2]	–	–

Tax fees[3]	$443.65	$89

All other fees[4]	$2	$1

Total fees	$1,131.65	$721

1.

Audit fees consist of fees and related expenses billed for the audit of the consolidated financial statements and services provided by PwC in connection with statutory and regulatory filings or engagements. 2023 Audit fees include $45,000 in audit fees from October 27, 2022 to March 31, 2023 in connection with the filing of our Form 10 registration statement.

2.	Audit-related fees consist of fees and expenses billed for assurance and related professional services.
3.	Tax fees consist of professional services related to U.S. federal and state and non-U.S. tax compliance and tax planning.
4.

All other fees consist of any fees and expenses for professional services not included in one of the other categories. All other fees consisted entirely of a subscription for a license for financial statement disclosure research.

Pre-approval process and policy

All audit and non-audit services provided to the company and its subsidiaries by PwC during 2024 were either specifically approved or pre-approved in accordance with our policies and procedures.	The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditor. The policy is designed to ensure that the auditor’s independence is not impaired. The policy sets forth the Audit Committee’s views on audit, audit-related, tax and other services. It provides that, before the company engages the independent auditor to render any service, the engagement must either be specifically approved by the Audit Committee or fall into one of the defined categories that have been pre-approved. The policy defines the services and the estimated range of fees for such services that the committee has pre-approved. The term of any such categorical approval is from the date of pre-approval to the next annual update of such pre-approval, unless the committee specifically provides otherwise, and the policy requires the related fee levels to be set annually. Where actual invoices in respect of any service are materially in excess of the estimated range, the committee must approve such excess amount prior to payment. The policy also prohibits the company from engaging the auditor to provide certain defined non-audit services that are prohibited under SEC rules. Under the policy, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee in an amount not to exceed $200,000 per permitted engagement, but may not delegate such authority to the company’s management. Under the policy, our management must inform the Audit Committee of each service performed by our independent auditor pursuant to the policy. Requests to the Audit Committee for separate approval must be submitted by both the independent auditor and our chief financial officer and the request must include a joint statement as to whether it is deemed consistent with the SEC’s and Public Company Accounting Oversight Board’s (“PCAOB”) rules on auditor independence.

2025 Proxy Statement 22

Report of the Audit Committee

Membership and role of the Audit Committee

The Audit Committee consists of Mr. Forson (Chair), Mr. Kelly, Mr. Nixon and Mr. Rowsey. Each of the members of the Audit Committee is independent as such term is defined under the NYSE listing standards and applicable law. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the company’s financial reporting, auditing and internal control activities, including the quality and integrity of the company’s financial statements, (ii) the independent auditor’s qualifications, independence, appointment, compensation, retention and performance, (iii) the performance of the company’s internal audit function and (iv) the company’s compliance with legal and regulatory requirements. The Audit Committee’s function is more fully described in its written charter, which is available on the company’s website.

Review of the company’s audited consolidated financial statements for the fiscal year ended December 31, 2024

The Audit Committee has reviewed and discussed the audited financial statements of the company for the fiscal year ended December 31, 2024 with the company’s management. The Audit Committee has discussed with PwC, the company’s independent registered public accounting firm, the matters required to be discussed by professional auditing standards. The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed the independence of PwC with that firm. Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the company’s audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee:

James H. Forson (Chair)

R. David Kelly

Paul E. Rowsey

Ray Nixon

23  Invesco Commercial Real Estate Finance Trust, Inc.

General information regarding the annual meeting

Questions and answers about voting your common shares

Q. Why did I receive this Proxy Statement?

You have received these proxy materials because the company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting on May 7, 2025. This Proxy Statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the SEC.

Q. Why did I not receive my proxy materials in the mail?

As permitted by rules of the SEC, we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“Annual Report”) available to our stockholders electronically via the Internet. The “e-proxy” process expedites stockholders’ receipt of proxy materials and lowers the costs and reduces the environmental impact of our Annual Meeting.

Beginning on March 27, 2025, we mailed to stockholders of record as of the close of business on March 19, 2025 (“Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement, our Annual Report and other soliciting materials via the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials.

Q. What is a proxy?

A “proxy” is a written authorization from you to another person that allows such person (the “proxy holder”) to vote your shares on your behalf. The Board of Directors is asking you to allow any of the following persons to vote your shares at the Annual Meeting: R. Scott Dennis, Chair of the Board of Directors; Courtney Popelka, Chief Financial Officer; and E. Elizabeth Day, General Counsel and Assistant Secretary.

Q. Who is entitled to vote?

Each holder of record of company common stock on the Record Date is entitled to attend and vote at the Annual Meeting.

Q. What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

•	Stockholders of record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with SS&C GIDS, Inc., our transfer agent.
•

Beneficial owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?” below for additional information.

•

The company has requested banks, brokerage firms and other nominees who hold shares of our common stock on behalf of beneficial owners of the shares as of the close of business on the Record Date to forward the proxy statement, proxy card and Form 10-K to those beneficial owners. The company has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Q. How many votes do I have?

Every holder of a share of common stock on the Record Date will be entitled to one vote per share for each Director to be elected at the Annual Meeting and to one vote per share on each other matter presented at the Annual Meeting. On the Record Date, there were 28,999,870 shares of common stock outstanding and entitled to vote at the Annual Meeting.

2025 Proxy Statement 24

Q. What proposals are being presented at the Annual Meeting?

The company intends to present the following proposals for stockholder consideration and voting at the Annual Meeting. These proposals are:

1. Election of six (6) members of the Board of Directors;

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm.

Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

Q. How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	FOR the election of the six (6) directors nominated by our Board and named in this Proxy Statement;
•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm.

Q. How do I attend the Annual Meeting?

All stockholders are invited to attend the Annual Meeting. An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own company common stock as of the close of business on the Record Date and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your stock ownership. Registration will begin at 12:00 p.m. Central Time and the Annual Meeting will begin at 1:00 p.m. Central Time.

•

If your company shares are registered in your name and you accessed your proxy materials electronically via the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted, and an admission ticket will be held for you at the check-in area at the Annual Meeting.

•

If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the Annual Meeting.

•

If your company shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares at the Annual Meeting, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned our common stock on the Record Date. You should report to the check-in area for admission to the Annual Meeting.

You may submit your proxy in advance of the Annual Meeting via the Internet, phone or mail by following the instructions included on your proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.

Q. How do I vote and what are the voting deadlines?

You may vote your shares at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•

Via the Internet: You can submit a proxy via the Internet through the commencement of the Annual Meeting by accessing the web site www.proxypush.com/INCREF and following the instructions you will find on the web site. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.

•	By telephone: You can submit a proxy by telephone through the commencement of the Annual Meeting by calling toll-free 1-866-503-3082 and following the instructions.
•

By mail: If you have received your proxy materials by mail, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your common stock in an account with a bank or broker (i.e. in “street name”), you can vote by following the instructions on the voting instruction card provided to you by your bank or broker. Proxy cards returned by mail must be received no later than the close of business on May 6, 2025.

Even if you plan to participate in the Annual Meeting, we encourage you to vote your common stock by proxy using one of the methods described above. Stockholders of record, and beneficial holders who obtain a legal proxy from their bank or broker, who attend the Annual Meeting may vote their common stock during the meeting, even though they have sent in proxies.

25  Invesco Commercial Real Estate Finance Trust, Inc.

Q. May I change or revoke my vote?

Yes. You may change your vote in one of several ways at any time before it is cast at the Annual Meeting:

•	Grant a subsequent proxy via the Internet or telephone;
•	Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy;
•	Send a written statement revoking your proxy card to our Company Secretary, provided such statement is received no later than May 6, 2025; or
•	If you are a stockholder of record, or a beneficial owner with a legal proxy from the stockholder of record (i.e. a bank or broker), vote at the Annual Meeting.
•	Your attendance at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.
•	Proxy revocation notices should be sent to Invesco Commercial Real Estate Finance Trust, Inc., 2300 N. Field Street, Suite 1200, Dallas, Texas, 75201. Attention: Office of the Company Secretary.

Q. What will happen if I do not vote my shares?

•

Stockholders of record. If you are the stockholder of record of your shares and you do not vote at the Annual Meeting, or by proxy via the Internet, telephone, or mail, your shares will not be voted at the Annual Meeting.

•

Beneficial owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Your broker or nominee has discretion to vote your shares on routine matters, such as Proposal No. 2, but does not have discretion to vote your shares on non-routine matters, such as Proposal No. 1. Therefore, if you do not instruct your broker as to how to vote your shares on Proposal No. 1, this would be a “broker non-vote,” and your shares would not be counted as having been voted on the applicable proposal. Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for quorum purposes. We therefore strongly encourage you to instruct your broker or nominee on how you wish to vote your shares.

Q. What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?

Stockholders of record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, all of your shares will be voted FOR each of the nominees in Proposal No. 1, and FOR Proposal No. 2.

Q. What is a quorum?

A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

Q. What vote is required in order to approve each proposal?

For Proposal No. 1, the affirmative vote of a plurality of the votes cast on such proposal at the Annual Meeting is required, and for Proposal No. 2, the affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting is required. Votes “cast” include only votes cast with respect to shares present at the Annual Meeting or represented by proxy and excludes abstentions and broker non-votes.

Q. How will voting on any other business be conducted?

Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, we do not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the persons named as proxies will vote on the matter in their discretion.

Q. What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Q. Who will count the votes?

A representative of Mediant Communications Inc. will act as the inspector of election and will tabulate the votes.

Q. How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

2025 Proxy Statement  26

Important additional information

Costs of solicitation

The cost of solicitation of proxies will be paid by the company. We have retained Mediant to solicit proxies for a fee of approximately $2,500 plus a reasonable amount to cover expenses. Proxies may also be solicited in person, by telephone or electronically by Invesco personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and our Annual Report on Form 10-K will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

Principal executive offices

Our principal executive office is located at 2300 N. Field Street, Suite 1200, Dallas, Texas, 75201. Our telephone number is (972) 715-7400.

Stockholder proposals for the 2026 annual meeting

In accordance with the rules established by the SEC, any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act intended for inclusion in the Proxy Statement for next year’s annual meeting of stockholders must be received by us no later than 120 days before the anniversary of the date of this Proxy Statement (e.g. not later than, or November 27, 2025). Such proposals should be sent to our Company Secretary in writing to Invesco Commercial Real Estate Finance Trust, Inc., 2300 N. Field Street, Suite 1200, Dallas, Texas, 75201. Attention: Office of the Company Secretary. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Bylaws, and must be a proper subject for stockholder action under Maryland law.

A stockholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with SEC proxy rules, Maryland law, our Bylaws and other legal requirements, without seeking to have the proposal included in the company’s Proxy Statement pursuant to Rule 14a-8 under the Exchange Act. Under our Bylaws, notice of such a proposal must generally be provided to our Company Secretary not earlier than the 150th day nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. The period under our Bylaws for receipt of such proposals for next year’s meeting is thus from October 28, 2025 to November 27, 2025. (However, if the date of the annual meeting is advanced or delayed by more than 30 days from such anniversary date, any notice by a stockholder of business or the nomination of directors for election or reelection to be brought before the annual meeting to be timely must be so delivered (i) not earlier than the 150th day prior to such annual meeting and (ii) not later than 5:00 p.m., Central Time on the later of (A) the 120th day prior to such annual meeting and (B) the 10th day following the day on which public announcement of the date of such meeting is first made.) SEC rules permit proxyholders to vote proxies in their discretion in certain cases if the stockholder does not comply with these deadlines, and in certain other cases notwithstanding compliance with these deadlines.

In addition to the notice and information requirements contained in our Bylaws, and consistent with the universal proxy rules, stockholders who, in connection with next year’s annual meeting intend to solicit proxies in support of director nominees other than our company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than March 8, 2026, unless the date of next year’s annual meeting has changed by more than 30 calendar days from the anniversary date of the Annual Meeting, in which case such notice must be provided by the later of 60 calendar days prior to the date of the Annual Meeting or the 10th calendar day following the day on which public announcement of the date of next year’s annual meeting is first made by our company.

United States Securities and Exchange Commission reports

A copy of the company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2024 (the “Annual Report”), is being furnished concurrently herewith to all stockholders as of the Record Date. Please read it carefully.

Stockholders may obtain a copy of the Annual Report, without charge, by visiting the company’s website or by submitting a request to our Company Secretary in writing to Invesco Commercial Real Estate Finance Trust, Inc., 2300 N. Field Street, Suite 1200, Dallas, Texas, 75201. Attention: Office of the Company Secretary or by phone at (972) 715-7400. Upon request to our Company Secretary, the exhibits set forth on the exhibit index of the Annual Report may be made available at a reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

27  Invesco Commercial Real Estate Finance Trust, Inc.

Householding of proxy materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for Proxy Statements and Annual Reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement and Annual Report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are beneficial holders of the company’s common stock will be householding the company’s proxy materials or the Notice. Accordingly, a single copy of the proxy materials or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials or copies of the Notice, please notify your bank or broker, or contact our Company Secretary by mail to Invesco Commercial Real Estate Finance Trust, Inc., 2300 N. Field Street, Suite 1200, Dallas, Texas, 75201. Attention: Office of the Company Secretary, or by telephone to (972) 715-7400. The company undertakes, upon oral or written request to the address or telephone number above, to deliver promptly a separate copy of the company’s proxy materials or the Notice to a stockholder at a shared address to which a single copy of the applicable document was delivered. Stockholders who currently receive multiple copies of the proxy materials or the Notice at their address and would like to request householding of their communications should contact their bank or broker or the Company Secretary at the contact address and telephone number provided above.

INCREFPROXY-BRO-1 03/25

P.O. BOX 8016, CARY, NC 27512-9903	Your vote matters!

Have your ballot ready and please use one of the methods below for easy voting:

Have the 12 digit control number located in the box above

available when you access the website and follow the instructions.

PROXY TABULATOR PO BOX 8035 CARY,NC 27512-9916

Invesco Commercial Real Estate Finance Trust, Inc. (INCREF)
Internet: www.proxypush.com/INCREF
	•	Cast your vote online
	•	Have your Proxy Card ready
	•	Follow the simple instructions to record your vote

For Stockholders of record as of March 19, 2025	Phone:
Wednesday, May 7, 2025 1:00 PM, Central Time	1-866-503-3082
2300 N Field Street, 8th Floor Boardroom, Dallas, Texas 75201	•	Use any touch-tone telephone
	•	Have your Proxy Card ready
	•	Follow the simple recorded instructions

Live Agent:
(888) 850-1794
Speak to a live agent and vote on a recorded line

YOUR VOTE IS IMPORTANT!	Mail:
PLEASE VOTE BY: 1:00 PM, Central Time, May 7, 2025.	•	Mark, sign and date your Proxy Card
	•	Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints R. Scott Dennis, Chair of the board of directors, Courtney Popelka, Chief Financial Officer, and E. Elizabeth Day, General Counsel and Assistant Secretary (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Invesco Commercial Real Estate Finance Trust, Inc. (INCREF) which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Invesco Commercial Real Estate Finance Trust, Inc. (INCREF) Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS OF INCREF RECOMMENDS A VOTE:

FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect six (6) directors to the Board of Directors to hold office until the 2026 annual meeting of stockholders.
		FOR	AGAINST	ABSTAIN
	1.01 Hubert (“Bert”) J. Crouch	☐	☐	☐	FOR

	1.02 R. Scott Dennis	☐	☐	☐	FOR

	1.03 James H. Forson	☐	☐	☐	FOR

	1.04 R. David Kelly	☐	☐	☐	FOR

	1.05 Ray Nixon	☐	☐	☐	FOR

	1.06 Paul E. Rowsey	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐	FOR

Check here if you would like to attend the meeting in person.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date